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                                                                    EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Corillian Corporation (the "Company") on Form 10-Q for the three months ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), Alex P. Hart, Chief Executive Officer of the Company, and Paul K. Wilde, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2006

/s/ ALEX P. HART

Alex P. Hart
Chief Executive Officer and President

/s/ PAUL K. WILDE

Paul K. Wilde
Chief Financial Officer